EXHIBIT 25


POWER OF ATTORNEY

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes Terry L. Robinson or David B. Gaw and either of them, as attorney-in-fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Annual Report on Form 10- K and all amendments and/or supplements to this file this Annual Report on Form 10- K

Signature                                           Title                               Date
---------                                           -----                               ----
/s/Thomas N. Gavin
------------------------------------
Thomas N. Gavin                                     Director                            March 23, 2004


/s/David B. Gaw                                     Director and                        March 25, 2004
------------------------------------                Chairman of the Board
David B. Gaw


/s/Fred J. Hearn Jr.
------------------------------------
Fred J. Hearn Jr.                                   Director                            March 26, 2004


/s/Conrad W. Hewitt                                 Director                            March 26, 2004
------------------------------------
Conrad W. Hewitt


/s/Richard S. Long                                  Director                            March 25, 2004
------------------------------------
Richard S. Long


/s/Thomas H. Lowenstein                             Director                            March 26, 2004
------------------------------------
Thomas H. Lowenstein


/s/Thomas F. Malloy                                 Director                            March 26, 2004
------------------------------------
Thomas F. Malloy


/s/Terry L. Robinson                                President, Chief                    March 25, 2004
------------------------------------                Executive Officer and Director
Terry L. Robinson                                   (Principal Executive Officer)


/s/James E. Tidgewell                               Director                            March 26, 2004
------------------------------------
James E. Tidgewell


/s/Lee-Ann Cimino                                   Sr. Vice President                  March 25, 2004
------------------------------------                Chief Financial Officer
Lee-Ann Cimino                                      (Principal Financial Officer)
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